UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22584

Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2014 – December 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices

Guggenheim Equal Weight Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2014
Total Cumulative Distribution					% Breakdown of the Total Cumulative
For the Fiscal Year					Distributions for the Fiscal Year
Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital	Total per Common Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital	Total Per Common Share
$0.0000	$0.0000	$1.7500	$0.0000	$1.7500	0.0%	0.0%	100.0%	0.0%	100.0%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/geq.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.437500 on a quarterly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheim-investments.com/geq for a more complete description of its risks.

This Page Intentionally Left Blank.

GUGGENHEIMINVESTMENTS.COM/GEQ

. . .YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM EQUAL
WEIGHT ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/geq, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

December 31, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2014.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

For the 12 months ended December 31, 2014, the Fund provided a total return based on market price of 18.40% and a total return net of fees based on NAV of 7.87%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

The closing price of the Fund’s shares as of December 31, 2014, was $20.42, which represented a discount of 2.06% to the NAV of $20.85. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid a distribution in each quarter of 2014 of $0.4375. The most recent distribution represents an annualized distribution rate of 8.57% based on the Fund’s closing market price of $20.42 on December 31, 2014. Distributions may include ordinary income, realized gains and/or return of capital. For the year ended December 31, 2014 100% of the distributions were characterized as long-term gains for tax purposes.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC serves as the Fund’s Options Strategy Sub-Adviser, responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser, responsible for managing the underlying equity portfolio. Each of the Adviser and the two Sub-Advisers is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

In connection with the implementation of its strategy, the Fund uses leverage through a credit facility provided by a large multi-national financial institution. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 31 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12-month period ended December 31, 2014, we encourage you to read the Questions & Answers section of the report, which begins on page 6.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/geq.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund

January 31, 2015

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 5

QUESTIONS & ANSWERS	December 31, 2014

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned investment professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer, Equities, Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Daniel Cheeseman, Portfolio Manager; and Perry Hollowell, Portfolio Manager. Jamal Pesaran, Portfolio Manager, resigned from the firm effective before the period ended. Security Investors, LLC (“Security Investors” or the “Equity Strategy Sub-Adviser”) is the sub-adviser responsible for managing the underlying equity portfolio. The team at Security Investors includes Ryan Harder, CFA, Portfolio Manager, and James R. King, CFA, Portfolio Manager. The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2014.

Please describe the Fund’s investment objective and strategy.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e., writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There can be no assurance that the Fund’s use of call options will be successful.

The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the 12 months ended December 31, 2014.

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10 year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve Board (the “Fed”) formally ended its quantitative easing (QE) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

6 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	December 31, 2014

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (ECB) to announce its own form of QE via purchases of asset-backed securities (ABS) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still may not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

How did the Fund perform for the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, the Fund provided a total return based on market price of 18.40% and a total return net of fees based on NAV of 7.87%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

The closing price of the Fund’s shares as of December 31, 2014, was $20.42, which represented a discount of 2.06% to the NAV of $20.85. The discount narrowed over the course of 2014, as the closing price of the Fund’s shares as of December 31, 2013, was $18.89, which represented a discount of 10.13% to the NAV of $21.02. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid a distribution in each quarter of 2014 of $0.4375. The most recent distribution represents an annualized distribution rate of 8.57% based on the Fund’s last closing market price of $20.42 on December 31, 2014. Distributions may include ordinary income, realized gains and/or return of capital. For the year ended December 31, 2014, 100% of the distributions were characterized as long-term gains. The distribution rate of the Fund exceeded the dividend rate of the S&P 500, which is approximately 2%.

The Fund’s 12-month NAV return was 7.87% while the Fund’s return based on market price was 18.40%. The market price return reflects the narrowing of the Fund’s discount from 10.13% on December 31, 2013 to 2.06% on December 31, 2014. The S&P 500 Index returned 13.69% and the S&P 500 Equal Weight Index returned 14.50%, with the benchmark for covered call strategies, the CBOE S&P 500 Buy Write Index, delivering 5.64%. The Fund’s risk, as measured by the standard deviation of returns, was 11.75% during the period, compared with 12.86% for the S&P 500 Index and 11.66% for the S&P 500 Equal Weight Index.

What role did the option strategy play in performance for the period?

The option strategy reduced the risk of the equity holdings over the period, delivering positive performance during market declines, but detracting from performance during moves higher.

The Fund had to contend with the combination of a steadily rising market with very low realized volatility. This led the level of equity implied volatility to drift dramatically lower over the period, with the CBOE Volatility Index (VIX) averaging 14.1 (despite a spike in October over concerns about weakness in global economic growth and Ebola) and hitting a low of 10.34 in June 2014—its lowest level in seven years. Selling call options in such an environment is challenging for the strategy because low levels of implied volatility lead to low option premiums.

The low volatility environment was partly a result of central bank quantitative easing that led to equity multiple expansion, even with the Fed concluding in October its program of asset purchases. Yields on Treasury securities drifted lower for the year, with the U.S. Government 10-year rate falling from near 3% at the start of 2014 to 2.17% by the end of the year. It

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 7

QUESTIONS & ANSWERS continued	December 31, 2014

would appear that the attractiveness of U.S. yields relative to Europe and Asia outweighed the taper impact. A reduction in rates with a corresponding decline in rate volatility caused by excess liquidity held down equity volatility.

What were the major contributors to performance?

The main driver of performance for the period was the 14.50% return of the underlying index, the S&P 500 Equal Weight Index, which outperformed the capitalization-weighted S&P 500 Index by 81 basis points. Such outperformance reflects broader strength across a variety of names rather than focused strength in the largest companies. Rebalancing the Index in the period also contributed to performance, as the “buy low, sell high” scenario occurred—profits were taken in stocks that had performed well and investments made in stocks that had performed poorly.

It is interesting to note that this underlying strength from the broader equal weight index, and outperformance over the S&P 500 Index, came despite notable weakness in small cap equities. The S&P 500 outperformed the Russell 2000 (small cap benchmark) by almost nine percentage points for 2014.

The primary detractor from performance relative to the S&P 500 Equal Weight Index was the selling of calls in a steadily rising market that experienced low realized volatility. Such an environment lowers the premium received from selling calls, impacting performance. In addition, the selling of calls limits the upside of portfolio exposures while retaining downside exposure after premium received.

Leverage was also a positive contributor to performance for the period, as it typically is when the market is rising steadily. Our approach to leverage is dynamic, and we tend to increase leverage where implied volatility levels are attractive and decrease leverage when implied volatility is less attractive. Leverage at the end of the period was about 21% of the Fund’s total assets, about twice the level of one year ago. The dynamic management of leverage helped lower the risk of the strategy over the period.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Chicago Board Options Exchange (CBOE) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/geq for a detailed discussion about Fund risks and considerations.

8| GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	December 31, 2014

Fund Statistics
Share Price	$20.42
Net Asset Value	$20.85
Discount to NAV	(2.06)%
Net Assets ($000)	$182,851

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2014
			Since
	One	Three	Inception
	Year	Year	(10/27/11)
Guggenheim Equal Weight Enhanced
Equity Income Fund
NAV	7.87%	11.55%	11.58%
Market	18.40%	14.88%	9.83%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Non-cyclical	22.8%
Financial	19.1%
Consumer, Cyclical	16.5%
Industrial	14.9%
Technology	10.6%
Energy	10.4%
Communications	9.0%
Utilities	7.0%
Basic Materials	5.4%
Diversified	0.2%
Exchange Traded Fund	11.1%
Short term investments	0.7%
Total Investments	127.7%
Other Instruments:
Options Written	-0.5%
Total Investments	127.2%
Other Assets & Liabilities, net	-27.2%
Net Assets	100.0%

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit guggenheiminvestments.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2014, 100% of the distributions were characterized as long-term gains.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 9

PORTFOLIO OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS† – 115.9%
Consumer, Non-cyclical – 22.8%
ADT Corp.1	13,369	$484,359
Cintas Corp.1	5,762	451,971
Perrigo Company plc1	2,667	445,816
Constellation Brands, Inc. — Class A*,1	4,508	442,551
Quanta Services, Inc.*,1	15,292	434,140
Kraft Foods Group, Inc.1	6,911	433,042
Laboratory Corporation of America Holdings*,1	4,011	432,787
Quest Diagnostics, Inc.1	6,453	432,738
Mylan, Inc.*,1	7,675	432,640
Hershey Co.1	4,154	431,726
H&R Block, Inc.1	12,801	431,138
Western Union Co.1	24,046	430,664
Intuitive Surgical, Inc.*,1	814	430,556
Total System Services, Inc.1	12,656	429,798
Clorox Co.1	4,115	428,824
Mallinckrodt plc*,1	4,321	427,909
Whole Foods Market, Inc.1	8,470	427,058
Kroger Co.1	6,649	426,932
Archer-Daniels-Midland Co.1	8,208	426,816
Estee Lauder Companies, Inc. — Class A1	5,601	426,796
Universal Health Services, Inc. — Class B	3,834	426,571
Avery Dennison Corp.1	8,164	423,548
Coca-Cola Co.1	10,000	422,199
DaVita HealthCare Partners, Inc.*,1	5,574	422,175
Monster Beverage Corp.*,1	3,893	421,807
Abbott Laboratories1	9,368	421,748
Zoetis, Inc.	9,798	421,608
Molson Coors Brewing Co. — Class B1	5,655	421,411
Robert Half International, Inc.1	7,209	420,861
Mead Johnson Nutrition Co. — Class A1	4,184	420,659
Kimberly-Clark Corp.1	3,632	419,641
Stryker Corp.1	4,448	419,580
McCormick & Company, Inc.1	5,646	419,498
Anthem, Inc.1	3,337	419,361
Moody’s Corp.1	4,377	419,360
MasterCard, Inc. — Class A1	4,865	419,168
UnitedHealth Group, Inc.1	4,144	418,917
Coca-Cola Enterprises, Inc.1	9,471	418,808
General Mills, Inc.1	7,853	418,800
Hormel Foods Corp.1	8,031	418,415
Express Scripts Holding Co.*,1	4,937	418,016
Dr Pepper Snapple Group, Inc.1	5,829	417,823
United Rentals, Inc.*,1	4,094	417,629
Baxter International, Inc.1	5,698	417,606
Allergan, Inc.1	1,963	417,314

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Consumer, Non-cyclical – 22.8% (continued)
Boston Scientific Corp.*,1	31,482	$417,137
Zimmer Holdings, Inc.1	3,676	416,932
Cardinal Health, Inc.1	5,161	416,647
JM Smucker Co.1	4,126	416,643
Covidien plc1	4,073	416,586
Aetna, Inc.1	4,688	416,435
Procter & Gamble Co.1	4,570	416,281
Becton Dickinson and Co.1	2,988	415,810
Varian Medical Systems, Inc.*,1	4,806	415,767
Equifax, Inc.1	5,140	415,672
Hospira, Inc.*,1	6,784	415,520
Safeway, Inc.1	11,828	415,399
Patterson Companies, Inc.1	8,627	414,958
Brown-Forman Corp. — Class B1	4,724	414,956
Cigna Corp.1	4,023	414,007
McKesson Corp.1	1,993	413,707
Automatic Data Processing, Inc.1	4,961	413,599
Sysco Corp.1	10,406	413,014
Colgate-Palmolive Co.1	5,968	412,926
CareFusion Corp.*,1	6,953	412,591
Pfizer, Inc.1	13,223	411,896
Lorillard, Inc.1	6,542	411,753
Campbell Soup Co.1	9,355	411,620
McGraw Hill Financial, Inc.1	4,623	411,355
Bristol-Myers Squibb Co.1	6,967	411,262
Tenet Healthcare Corp.*,1	8,115	411,187
AbbVie, Inc.1	6,271	410,374
Vertex Pharmaceuticals, Inc.*	3,452	410,097
Johnson & Johnson1	3,918	409,705
Reynolds American, Inc.1	6,368	409,271
Humana, Inc.1	2,849	409,202
PepsiCo, Inc.1	4,320	408,499
Kellogg Co.1	6,236	408,084
Medtronic, Inc.1	5,643	407,425
CR Bard, Inc.1	2,444	407,219
Actavis plc*,1	1,581	406,965
Altria Group, Inc.1	8,243	406,133
Eli Lilly & Co.1	5,885	406,006
AmerisourceBergen Corp. — Class A1	4,498	405,540
Alexion Pharmaceuticals, Inc.*,1	2,189	405,031
Edwards Lifesciences Corp.*,1	3,175	404,432
ConAgra Foods, Inc.1	11,143	404,268
Regeneron Pharmaceuticals, Inc.*,1	983	403,276
Biogen Idec, Inc.*,1	1,188	403,267
Merck & Company, Inc.1	7,086	402,414

See notes to financial statements.
10| GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2014

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Consumer, Non-cyclical – 22.8% (continued)
DENTSPLY International, Inc.1	7,550	$402,189
Tyson Foods, Inc. — Class A1	10,032	402,183
St. Jude Medical, Inc.1	6,170	401,235
Celgene Corp.*,1	3,575	399,900
Mondelez International, Inc. — Class A1	10,993	399,321
Avon Products, Inc.1	42,429	398,408
Keurig Green Mountain, Inc.1	3,003	397,582
Amgen, Inc.1	2,487	396,154
Philip Morris International, Inc.1	4,848	394,870
Gilead Sciences, Inc.*,1	3,931	370,536
Total Consumer, Non-cyclical		41,674,030
Financial – 19.1%
Affiliated Managers Group, Inc.*,1	2,099	445,491
Unum Group*,1	12,745	444,546
E*TRADE Financial Corp.*,1	18,116	439,404
Morgan Stanley1	11,290	438,053
Genworth Financial, Inc. — Class A1	51,271	435,803
Loews Corp.1	10,362	435,410
Legg Mason, Inc.1	8,139	434,378
Iron Mountain, Inc.1	11,231	434,190
Discover Financial Services1	6,619	433,478
Hudson City Bancorp, Inc.1	42,715	432,276
Zions Bancorporation1	15,142	431,698
Regions Financial Corp.1	40,855	431,429
Comerica, Inc.1	9,200	430,927
Charles Schwab Corp.1	14,227	429,513
BlackRock, Inc. — Class A1	1,201	429,430
Lincoln National Corp.1	7,440	429,065
Aflac, Inc.1	7,019	428,791
T. Rowe Price Group, Inc.1	4,990	428,441
Huntington Bancshares, Inc.1	40,673	427,880
CBRE Group, Inc. — Class A*,1	12,481	427,474
Bank of America Corp.1	23,892	427,428
KeyCorp1	30,742	427,314
State Street Corp.1	5,440	427,040
Prudential Financial, Inc.1	4,717	426,700
JPMorgan Chase & Co.1	6,816	426,545
Allstate Corp.1	6,070	426,418
SunTrust Banks, Inc.1	10,173	426,249
People’s United Financial, Inc.1	28,071	426,118
NASDAQ OMX Group, Inc.1	8,875	425,644
PNC Financial Services Group, Inc.1	4,664	425,497
Vornado Realty Trust1	3,614	425,405
Macerich Co.1	5,097	425,141
Torchmark Corp.1	7,844	424,909

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Financial – 19.1% (continued)
BB&T Corp.1	10,923	$424,795
Navient Corp.1	19,648	424,593
Plum Creek Timber Company, Inc.1	9,922	424,562
Crown Castle International Corp.	5,392	424,350
General Growth Properties, Inc.1	15,074	424,032
American International Group, Inc.1	7,568	423,884
Ameriprise Financial, Inc.1	3,204	423,729
Assurant, Inc.1	6,183	423,103
Hartford Financial Services Group, Inc.1	10,133	422,445
Fifth Third Bancorp1	20,713	422,027
M&T Bank Corp.1	3,358	421,832
Capital One Financial Corp.1	5,104	421,335
Goldman Sachs Group, Inc.*,1	2,168	420,223
Travelers Companies, Inc.1	3,967	419,907
Franklin Resources, Inc.1	7,580	419,705
Principal Financial Group, Inc.1	8,079	419,623
Berkshire Hathaway, Inc. — Class B*,1	2,794	419,519
U.S. Bancorp1	9,325	419,159
Invesco Ltd.1	10,602	418,991
MetLife, Inc.1	7,740	418,657
Progressive Corp.1	15,509	418,588
American Express Co.1	4,497	418,401
Northern Trust Corp.1	6,204	418,150
Visa, Inc. — Class A1	1,594	417,947
Wells Fargo & Co.1	7,621	417,783
Prologis, Inc.1	9,689	416,918
Cincinnati Financial Corp.1	8,042	416,817
CME Group, Inc. — Class A1	4,701	416,744
Apartment Investment & Management Co. — Class A1	11,210	416,451
Host Hotels & Resorts, Inc.1	17,506	416,118
Bank of New York Mellon Corp.1	10,252	415,924
Chubb Corp.1	4,018	415,742
Public Storage1	2,247	415,358
ACE Ltd.1	3,612	414,947
Essex Property Trust, Inc.1	2,008	414,853
Citigroup, Inc.1	7,664	414,699
Marsh & McLennan Companies, Inc.1	7,243	414,589
Equity Residential1	5,757	413,583
Simon Property Group, Inc.1	2,268	413,025
American Tower Corp. — Class A1	4,152	410,425
AvalonBay Communities, Inc.1	2,511	410,272
Weyerhaeuser Co.1	11,423	409,971
Intercontinental Exchange, Inc.1	1,868	409,634
Aon plc1	4,308	408,528
Kimco Realty Corp.1	16,177	406,690

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	December 31, 2014

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Financial – 19.1% (continued)
Health Care REIT, Inc.1	5,366	$406,045
XL Group plc — Class A1	11,784	405,016
Boston Properties, Inc.1	3,133	403,186
HCP, Inc.1	9,024	397,327
Ventas, Inc.1	5,498	394,207
Total Financial		35,012,494
Consumer, Cyclical – 16.5%
CarMax, Inc.*,1	7,021	467,458
General Motors Co.1	12,950	452,084
Newell Rubbermaid, Inc.1	11,835	450,795
Staples, Inc.1	24,848	450,246
Urban Outfitters, Inc.1	12,722	446,925
Goodyear Tire & Rubber Co.1	15,453	441,492
Whirlpool Corp.1	2,265	438,821
CVS Health Corp.1	4,550	438,210
Coach, Inc.1	11,615	436,259
Kohl’s Corp.1	7,139	435,765
Nordstrom, Inc.1	5,483	435,295
PulteGroup, Inc.1	20,271	435,016
Lowe’s Companies, Inc.1	6,309	434,059
Lennar Corp. — Class A1	9,673	433,447
Best Buy Company, Inc.1	11,106	432,912
Royal Caribbean Cruises Ltd.1	5,249	432,675
Carnival Corp.1	9,529	431,950
Macy’s, Inc.1	6,563	431,517
Bed Bath & Beyond, Inc.*,1	5,665	431,503
DR Horton, Inc.1	17,060	431,447
AutoNation, Inc.*,1	7,136	431,086
The Gap, Inc.1	10,237	431,080
Home Depot, Inc.1	4,101	430,482
Target Corp.1	5,653	429,119
Johnson Controls, Inc.1	8,871	428,824
PetSmart, Inc.1	5,269	428,343
TJX Companies, Inc.1	6,238	427,802
Fastenal Co.1	8,981	427,137
Delphi Automotive plc1	5,865	426,503
GameStop Corp. — Class A1	12,606	426,083
Ross Stores, Inc.1	4,518	425,867
Chipotle Mexican Grill, Inc. — Class A*,1	622	425,766
Genuine Parts Co.1	3,995	425,747
BorgWarner, Inc.1	7,738	425,203
L Brands, Inc.1	4,908	424,787
Wyndham Worldwide Corp.1	4,949	424,426
WW Grainger, Inc.1	1,663	423,882
Fossil Group, Inc.*,1	3,827	423,802

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Consumer, Cyclical – 16.5% (continued)
McDonald’s Corp.1	4,514	$422,962
Dollar Tree, Inc.*,1	6,005	422,633
Ford Motor Co.1	27,249	422,360
Delta Air Lines, Inc.1	8,584	422,247
VF Corp.1	5,630	421,688
Costco Wholesale Corp.1	2,968	420,714
Leggett & Platt, Inc.1	9,867	420,433
Tiffany & Co.1	3,932	420,174
Starwood Hotels & Resorts Worldwide, Inc.1	5,179	419,862
Harman International Industries, Inc.1	3,933	419,690
Wal-Mart Stores, Inc.1	4,883	419,352
Walgreens Boots Alliance, Inc.1	5,494	418,643
AutoZone, Inc.*,1	676	418,518
Southwest Airlines Co.1	9,883	418,249
Darden Restaurants, Inc.1	7,133	418,208
Ralph Lauren Corp. — Class A1	2,253	417,165
Marriott International, Inc. — Class A1	5,332	416,056
Tractor Supply Co.	5,265	414,987
Dollar General Corp.*,1	5,863	414,514
Mohawk Industries, Inc.*,1	2,662	413,568
PVH Corp.1	3,222	412,964
Wynn Resorts Ltd.1	2,765	411,321
PACCAR, Inc.1	6,045	411,120
Mattel, Inc.1	13,283	411,042
O’Reilly Automotive, Inc.*,1	2,132	410,666
Yum! Brands, Inc.1	5,618	409,271
NIKE, Inc. — Class B1	4,256	409,214
Family Dollar Stores, Inc.1	5,164	409,040
Harley-Davidson, Inc.1	6,162	406,137
Under Armour, Inc. — Class A*	5,946	403,733
Starbucks Corp.1	4,916	403,358
Hasbro, Inc.1	7,300	401,427
Michael Kors Holdings Ltd.*	5,317	399,307
Total Consumer, Cyclical		30,154,438
Industrial – 14.9%
Owens-Illinois, Inc.*,1	16,868	455,267
Kansas City Southern1	3,730	455,172
Corning, Inc.1	19,835	454,817
Pentair plc1	6,804	451,921
Pall Corp.1	4,388	444,109
Flowserve Corp.1	7,420	443,939
Jacobs Engineering Group, Inc.*,1	9,933	443,906
AMETEK, Inc.1	8,411	442,671
Norfolk Southern Corp.1	4,025	441,180
Boeing Co.1	3,386	440,112

See notes to financial statements.
12 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2014

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Industrial – 14.9% (continued)
Textron, Inc.1	10,406	$438,197
Fluor Corp.1	7,169	434,656
Rockwell Automation, Inc.1	3,898	433,458
Union Pacific Corp.1	3,636	433,157
Waste Management, Inc.1	8,438	433,038
Ryder System, Inc.1	4,661	432,774
Emerson Electric Co.1	6,991	431,554
Tyco International plc1	9,837	431,451
Vulcan Materials Co.1	6,559	431,123
Dover Corp.1	6,009	430,965
Xylem, Inc.1	11,299	430,153
L-3 Communications Holdings, Inc.1	3,407	429,997
Eaton Corporation plc1	6,319	429,439
Masco Corp.1	17,018	428,854
Parker-Hannifin Corp.1	3,325	428,759
PerkinElmer, Inc.1	9,794	428,292
3M Co.1	2,605	428,054
Precision Castparts Corp.1	1,777	428,044
Roper Industries, Inc.1	2,731	426,992
Honeywell International, Inc.1	4,269	426,558
Northrop Grumman Corp.1	2,890	425,957
CSX Corp.1	11,747	425,594
Lockheed Martin Corp.1	2,210	425,580
Republic Services, Inc. — Class A1	10,567	425,322
Raytheon Co.1	3,925	424,567
Sealed Air Corp.1	10,001	424,342
CH Robinson Worldwide, Inc.1	5,662	424,027
Snap-on, Inc.1	3,085	421,843
Allegion plc1	7,606	421,829
Agilent Technologies, Inc.1	10,291	421,314
Amphenol Corp. — Class A1	7,821	420,848
Rockwell Collins, Inc.1	4,975	420,288
Ball Corp.1	6,159	419,859
Stanley Black & Decker, Inc.1	4,368	419,677
United Technologies Corp.1	3,649	419,635
Stericycle, Inc.*,1	3,198	419,194
Deere & Co.1	4,736	418,994
Martin Marietta Materials, Inc.1	3,797	418,885
Danaher Corp.1	4,886	418,779
TE Connectivity Ltd.1	6,621	418,778
Cummins, Inc.1	2,904	418,670
Ingersoll-Rand plc1	6,594	417,994
Illinois Tool Works, Inc.1	4,387	415,449
General Electric Co.1	16,429	415,161
United Parcel Service, Inc. — Class B1	3,721	413,664

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Industrial – 14.9% (continued)
FLIR Systems, Inc.1	12,801	$413,600
Waters Corp.*,1	3,669	413,570
Caterpillar, Inc.1	4,510	412,800
Garmin Ltd.1	7,810	412,602
Thermo Fisher Scientific, Inc.1	3,274	410,199
General Dynamics Corp.1	2,979	409,970
Joy Global, Inc.1	8,807	409,702
Expeditors International of Washington, Inc.1	9,162	408,717
FedEx Corp.1	2,328	404,280
Total Industrial		27,300,299
Technology – 10.6%
Red Hat, Inc.*,1	7,066	488,542
Oracle Corp.1	10,241	460,537
Accenture plc — Class A1	4,997	446,281
salesforce.com, Inc.*,1	7,421	440,140
Dun & Bradstreet Corp.1	3,595	434,851
Citrix Systems, Inc.*,1	6,800	433,840
Hewlett-Packard Co.1	10,767	432,080
Applied Materials, Inc.1	17,298	431,066
Cerner Corp.*,1	6,661	430,700
QUALCOMM, Inc.1	5,790	430,371
Teradata Corp.*,1	9,839	429,768
First Solar, Inc.*,1	9,637	429,763
EMC Corp.1	14,428	429,088
Western Digital Corp.1	3,875	428,963
Electronic Arts, Inc.*,1	9,116	428,589
Cognizant Technology Solutions Corp. — Class A*,1	8,107	426,915
Broadcom Corp. — Class A*,1	9,828	425,848
Seagate Technology plc1	6,391	425,002
Fiserv, Inc.*,1	5,988	424,968
Akamai Technologies, Inc.*,1	6,727	423,532
Xerox Corp.1	30,465	422,245
Fidelity National Information Services, Inc.1	6,784	421,965
Microchip Technology, Inc.1	9,349	421,734
Micron Technology, Inc.*,1	12,037	421,416
International Business Machines Corp.1	2,625	421,155
Computer Sciences Corp.1	6,674	420,796
KLA-Tencor Corp.1	5,949	418,334
NVIDIA Corp.1	20,849	418,022
Autodesk, Inc.*,1	6,951	417,477
CA, Inc.1	13,706	417,348
NetApp, Inc.1	10,047	416,448
Avago Technologies Ltd.1	4,126	415,034
Lam Research Corp.1	5,222	414,313
Pitney Bowes, Inc.1	16,964	413,413

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	December 31, 2014

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Technology – 10.6% (continued)
Texas Instruments, Inc.1	7,706	$412,001
Apple, Inc.1	3,730	411,717
Linear Technology Corp.1	9,013	410,993
Intel Corp.*,1	11,298	410,004
Paychex, Inc.1	8,877	409,851
Intuit, Inc.1	4,441	409,416
Altera Corp.1	11,051	408,224
Analog Devices, Inc.1	7,320	406,406
SanDisk Corp.1	4,142	405,833
Microsoft Corp.1	8,717	404,905
Xilinx, Inc.1	9,063	392,337
Adobe Systems, Inc.*,1	5,383	391,344
Total Technology		19,433,575
Energy – 10.4%
Nabors Industries Ltd.1	40,459	525,158
Denbury Resources, Inc.1	63,201	513,823
Devon Energy Corp.1	7,684	470,337
Noble Corporation plc1	27,944	463,032
Chesapeake Energy Corp.1	23,596	461,774
Pioneer Natural Resources Co.1	3,097	460,988
Murphy Oil Corp.1	9,072	458,318
Anadarko Petroleum Corp.1	5,548	457,710
Newfield Exploration Co.*,1	16,838	456,647
Helmerich & Payne, Inc.*,1	6,730	453,737
Marathon Oil Corp.1	15,968	451,735
Hess Corp.1	6,114	451,335
ONEOK, Inc.1	9,063	451,248
ConocoPhillips1	6,527	450,755
Apache Corp.1	7,192	450,723
Transocean Ltd.1	24,587	450,680
Ensco plc — Class A1	15,012	449,609
Diamond Offshore Drilling, Inc.1	12,214	448,376
Chevron Corp.1	3,984	446,925
Cameron International Corp.*,1	8,909	445,004
Phillips 661	6,206	444,970
FMC Technologies, Inc.*,1	9,474	443,762
Marathon Petroleum Corp.1	4,915	443,627
Occidental Petroleum Corp.1	5,492	442,710
Kinder Morgan, Inc.1	10,449	442,097
Spectra Energy Corp.1	12,121	439,992
Noble Energy, Inc.1	9,265	439,439
Cimarex Energy Co.1	4,134	438,204
Valero Energy Corp.1	8,837	437,432
Exxon Mobil Corp.1	4,716	435,994
EOG Resources, Inc.1	4,725	435,031

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Energy – 10.4% (continued)
Schlumberger Ltd.1	5,093	$434,993
National Oilwell Varco, Inc.1	6,618	433,678
Williams Companies, Inc.1	9,526	428,098
QEP Resources, Inc.1	20,969	423,993
Halliburton Co.1	10,700	420,831
Baker Hughes, Inc.1	7,417	415,871
Tesoro Corp.1	5,500	408,925
CONSOL Energy, Inc.1	11,892	402,069
Cabot Oil & Gas Corp. — Class A1	13,577	402,015
Range Resources Corp.1	7,516	401,730
Equities Corp.1	5,161	390,688
Southwestern Energy Co.*,1	14,189	387,218
California Resources Corp.*,1	1	6
Total Energy		19,011,287
Communications – 9.0%
Motorola Solutions, Inc.1	6,568	440,581
Frontier Communications Corp.*,1	65,342	435,830
Interpublic Group of Companies, Inc.1	20,913	434,363
Juniper Networks, Inc.1	19,360	432,115
CenturyLink, Inc.1	10,879	430,591
Comcast Corp. — Class A1	7,389	428,636
Time Warner Cable, Inc.1	2,818	428,505
Cablevision Systems Corp. — Class A1	20,733	427,929
Gannett Company, Inc.1	13,379	427,191
AT&T, Inc.1	12,708	426,862
Alliance Data Systems Corp.*,1	1,492	426,787
Twenty-First Century Fox, Inc. — Class A1	11,091	425,950
Time Warner, Inc.1	4,983	425,648
News Corp. — Class A*,1	27,127	425,623
Harris Corp.1	5,919	425,103
Level 3 Communications, Inc.*,1	8,607	425,014
DIRECTV*,1	4,899	424,743
Cisco Systems, Inc.1	15,240	423,901
Priceline Group, Inc.*,1	371	423,018
CBS Corp. — Class B1	7,643	422,964
Nielsen N.V.1	9,434	421,983
Viacom, Inc. — Class B1	5,601	421,475
Walt Disney Co.1	4,473	421,312
TripAdvisor, Inc.*,1	5,625	419,963
Verizon Communications, Inc.1	8,967	419,476
Omnicom Group, Inc.1	5,384	417,098
Netflix, Inc.*,1	1,217	415,739
Symantec Corp.1	16,203	415,688
Amazon.com, Inc.*,1	1,329	412,455
eBay, Inc.*,1	7,338	411,809

See notes to financial statements.
14| GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2014

	Shares	Value
COMMON STOCKS† – 115.9% (continued)
Communications – 9.0% (continued)
Yahoo!, Inc.*,1	8,146	$411,454
Facebook, Inc. — Class A*,1	5,258	410,229
VeriSign, Inc.1	7,183	409,431
F5 Networks, Inc.*,1	3,136	409,138
Scripps Networks Interactive, Inc. — Class A1	5,341	402,017
Expedia, Inc.1	4,675	399,058
Windstream Holdings, Inc.1	48,095	396,303
Discovery Communications, Inc. — Class C*,1	8,030	270,772
Google, Inc. — Class A1	394	209,080
Google, Inc. — Class C*,1	394	207,402
Discovery Communications, Inc. — Class A*,1	4,378	150,822
Total Communications		16,414,058
Utilities – 7.0%
Ameren Corp.1	9,536	439,896
TECO Energy, Inc.1	21,272	435,864
SCANA Corp.1	7,214	435,726
AGL Resources, Inc.1	7,992	435,644
CenterPoint Energy, Inc.1	18,567	435,025
NiSource, Inc.1	10,240	434,381
Dominion Resources, Inc.1	5,627	432,716
DTE Energy Co.1	4,998	431,677
NextEra Energy, Inc.1	4,060	431,537
Integrys Energy Group, Inc.1	5,511	429,031
Wisconsin Energy Corp.1	8,123	428,407
Northeast Utilities1	8,002	428,267
Pinnacle West Capital Corp.1	6,249	426,869
FirstEnergy Corp.1	10,928	426,083
PPL Corp.1	11,687	424,589
Xcel Energy, Inc.1	11,818	424,503
CMS Energy Corp.1	12,199	423,915
American Electric Power Company, Inc.1	6,973	423,401
AES Corp.1	30,745	423,359
Exelon Corp.1	11,393	422,452
Sempra Energy1	3,787	421,720
Consolidated Edison, Inc.1	6,383	421,342
Southern Co.1	8,540	419,399
Edison International1	6,395	418,745
PG&E Corp.1	7,860	418,466
Public Service Enterprise Group, Inc.1	10,046	416,005
Entergy Corp.1	4,736	414,305
Duke Energy Corp.1	4,949	413,439
Pepco Holdings, Inc.1	15,345	413,241
NRG Energy, Inc.1	15,315	412,739
Total Utilities		12,762,743

	Shares	Value
Basic Materials – 5.4%
Allegheny Technologies, Inc.1	13,333	$463,588
LyondellBasell Industries N.V. — Class A1	5,755	456,890
CF Industries Holdings, Inc.1	1,645	448,328
EI du Pont de Nemours & Co.	5,901	436,320
Freeport-McMoRan, Inc.1	18,656	435,804
Sherwin-Williams Co.1	1,655	435,331
Alcoa, Inc.1	27,461	433,609
PPG Industries, Inc.1	1,861	430,170
Dow Chemical Co.1	9,408	429,099
Praxair, Inc.1	3,305	428,195
Airgas, Inc.1	3,715	427,894
Air Products & Chemicals, Inc.1	2,965	427,642
Eastman Chemical Co.1	5,626	426,789
FMC Corp.1	7,424	423,391
Mosaic Co.1	9,170	418,611
Ecolab, Inc.1	3,990	417,035
MeadWestvaco Corp.1	9,389	416,778
Monsanto Co.1	3,471	414,680
International Flavors & Fragrances, Inc.1	4,089	414,461
Sigma-Aldrich Corp.1	3,009	413,045
International Paper Co.1	7,700	412,566
Newmont Mining Corp.1	21,380	404,082
Nucor Corp.1	7,880	386,514
Total Basic Materials		9,800,822
Diversified – 0.2%
Leucadia National Corp.1	18,711	419,501
Total Common Stocks
(Cost $177,603,627)		211,983,247
EXCHANGE-TRADED FUND† – 11.1%
Guggenheim S&P 500 Equal Weight ETF2	252,294	20,196,135
Total Exchange-Traded Fund
(Cost $20,497,854)		20,196,135
SHORT TERM INVESTMENTS† – 0.7%
Drefyus Treasury Prime Cash Management
Institutional Shares1	1,324,138	$1,324,138
Total Short term investments
(Cost $1,324,138)		1,324,138
Total Investments – 127.7%
(Cost $199,425,619)		$233,503,520

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	December 31, 2014

	Contracts	Value
CALL OPTIONS WRITTEN*,† – (0.5)%
Call options on:
Technology Select Sector SPDR Fund Expiring
January 2015 with strike price of $43.00	1,359	$(6,116)
NASDAQ 100 Index Expiring January 2015 with
strike price of $4,370.00	26	(22,620)
Dow Jones Industrial Average Index Expiring
January 2015 with strike price of $182.00	3,182	(120,916)
Consumer Discretionary Select Sector SPDR
Fund Expiring January 2015 with strike price
of $71.00	802	(139,147)
SPDR S&P 500 ETF Trust Expiring January 2015
with strike price of $210.00	5,494	(318,652)
Powershares QQQ Trust Series 1 Expiring
January 2015 with strike price of $104.00	3,262	(355,558)
Total Options Written
(Premiums received $1,546,769)		(963,009)
Other Assets & Liabilities, net – (27.2)%		(49,689,866)
Total Net Assets – 100.0%		$182,850,645
*	Non-income producing security.
†	Value determined based on Level 1 inputs —See Note 4.
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of December 31, 2014, the total amount segregated was $200,181,279.
2	Affiliated Issuer – Security pays a management fee to a party related to the Advisor.

plc	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
NV	Publicly Traded Company

See notes to financial statements.
16 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2014

ASSETS:
Investments, at value (cost $199,425,619)	$233,503,520
Cash	51
Receivables:
Dividends	295,135
Other asset	4,032
Total assets	233,802,738
LIABILITIES:
Borrowings	49,500,000
Options written, at value (premiums received of $1,546,769)	963,009
Interest due on borrowings	49,743
Payable for:
Investment advisory fees	195,020
Fund accounting fees	8,047
Administration fees	5,174
Accrued expenses and other liabilities	231,100
Total liabilities	50,952,093
NET ASSETS	$182,850,645
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares authorized,
8,770,121 shares issued and outstanding	$87,701
Paid-in capital	147,093,271
Undistributed net investment income	1,080,681
Accumulated net realized loss on investments	(72,669)
Net unrealized appreciation on investments	34,661,661
NET ASSETS	$182,850,645
Shares outstanding ($0.01 par value with unlimited amount authorized)	8,770,121
Net asset value, offering price and repurchase price per share	$20.85

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 17

STATEMENT OF OPERATIONS For the year ended December 31, 2014	December 31, 2014

INVESTMENT INCOME:
Dividends	$4,217,601
Total income	4,217,601
EXPENSES:
Advisory fees	2,236,131
Interest expense	398,319
Professional fees	98,248
Custodian fees	83,909
Trustee fees	79,041
Fund accounting fees	67,918
Administration fees	59,731
Printing expense	52,653
NYSE listing fees	23,725
Transfer agent fees	19,582
Insurance	14,872
Miscellaneous	2,791
Total expenses	3,136,920
Net investment income	1,080,681
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	32,364,934
Written options	(15,422,894)
Net realized gain	16,942,040
Net change in unrealized appreciation (depreciation) on:
Investments	(7,178,803)
Written options	3,018,410
Net change in unrealized appreciation (depreciation)	(4,160,393)
Net realized and unrealized gain	12,781,647
Net increase in net assets resulting from operations	$13,862,328

See notes to financial statements.
18 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2014

	For the Year	For the Year
	Ended	Ended
	December 31, 2014	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,080,681	$579,541
Net realized gain on investments	16,942,040	10,898,171
Net change in unrealized appreciation (depreciation) on investments	(4,160,393)	20,989,394
Net increase in net assets resulting from operations	13,862,328	32,467,106
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(415,054)
Capital gains	(15,347,712)	(5,624,344)
Return of capital	—	(9,308,314)
Total distributions	(15,347,712)	(15,347,712)
Net increase (decrease) in net assets	(1,485,384)	17,119,394
NET ASSETS:
Beginning of period	184,336,029	167,216,635
End of period	$182,850,645	$184,336,029
Undistributed net investment income at end of period	$1,080,681	$—

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 19

STATEMENT OF CASH FLOWS For the year ended December 31, 2014	December 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$13,862,328
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	7,178,803
Net change in unrealized appreciation (depreciation) on written options	(3,018,410)
Net realized gain on investments	(32,364,934)
Net realized loss on written options	15,422,894
Purchase of long-term investments	(132,856,315)
Cost of written options closed	(45,128,807)
Premiums received on call options written	30,515,267
Proceeds from distributions received	317,953
Proceeds from sale of long-term investments	139,574,313
Net purchases of short-term investments	(4,640,879)
Increase in dividends receivable	(25,900)
Increase in other assets	(2,781)
Increase in advisory fee payable	27,993
Increase in administration fee payable	592
Increase in interest due on borrowings	28,876
Increase in fund accounting fee payable	8,047
Decrease in accrued expenses and other liabilities	(56,755)
Net Cash Used in Operating and Investing Activities	(11,157,715)
Cash Flows From Financing Activities:
Proceeds from borrowings	58,500,000
Payments made on borrowings	(32,000,000)
Distributions to shareholders	(15,347,712)
Net Cash Provided by Financing Activities	11,152,288
Net change in cash	(5,427)
Cash at Beginning of Period	5,478
Cash at End of Period	$51
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$369,443

See notes to financial statements.
20 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	December 31, 2014

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

					Period
	Year Ended	Year Ended	Period Ended		Ended
	December 31,	December 31,	December 31,		June 30,
	2014	2013	2012	*	2012 (a)
Per Share Data:
Net asset value, beginning of period	$21.02	$19.07	$19.24		$19.10
Income from investment operations:
Net investment income(b)	0.12	0.07	0.12		0.09
Net gain on investments (realized and unrealized)	1.46	3.63	0.59		0.97
Total from investment operations	1.58	3.70	0.71		1.06
Common shares’ offering expenses charged to paid-in-capital	—	—	—		(0.04)
Less distributions from:
Net investment income	—	(0.05)	(0.11)		(0.42)
Capital gains	(1.75)	(0.64)	—		—
Return of capital	—	(1.06)	(0.77)		(0.46)
Total distributions to shareholders	(1.75)	(1.75)	(0.88)		(0.88)
Net asset value, end of period	$20.85	$21.02	$19.07		$19.24
Market Value, end of period	$20.42	$18.89	$17.73		$18.61
Total Return(c)
Net asset value	7.87%	20.28%	3.69%		5.30%
Market value	18.40%	17.12%	(0.35)%		(2.57)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$182,851	$184,336	$167,217		$168,444
Ratio to average net assets of:
Net investment income, including interest expense	0.59%	0.33%	1.25	%(e)	0.71%
Total expenses, including interest expense(g)	1.71%	1.68%	1.78	%(e)	1.80%
Portfolio turnover rate(d)	59%	154%	54%		31%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$49,500	$23,000	$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$4,694	$9,015	$6,226		$5,954

*	Fiscal year changed from June 30 to December 31.
(a)	Since commencement of operations: October 27, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(g)	Excluding interest expense, the operating expense ratios would be:
December 31, 2014	December 31, 2013	December 31, 2012*	June 30, 2012(a)
1.49%	1.51%	1.54%(e)	1.59%

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS	December 31, 2014

Note 1 – Organization:

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Exchange traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments.

The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Adviser are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

22 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Options

The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The option strategy will include writing (i.e. selling) call options on securities indices, exchange-traded funds that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the purchase (in the case of a put) or proceeds from the sale of the underlying security (in case of a call) in determining whether there has been a realized gain or loss.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

(d) Distributions

The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the January 31, 2014 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).

The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, GPIM and Security Investors, provides fund administration services to the Fund. As

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2014.

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$211,983,247	$–	$–	$211,983,247
Exchange Traded Fund	20,196,135	–	–	20,196,135
Short Term Investments	1,324,138	–	–	1,324,138
Total	$233,503,520	$–	$–	$233,503,520
Liabilities:
Call Options Written	$963,009	$–	$–	$963,009
Total	$963,009	$–	$–	$963,009
* Refer to Portfolio of Investments for breakout by industry.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the period ended December 31, 2014.

Note 5 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2014, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations,

24 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts and dividend reclasses. Net investment income, net realized gains and net assets were not affected by the changes.

	Undistributed	Accumulated
Paid in	Investment	Net Realized
Capital	Income/ (Loss)	Gain/ (Loss)
$12,586	$160,253	$(172,839)

Information on the components of investments, excluding purchased and written options as of December 31, 2014, is as follows:

Net Tax
	Gross Tax	Gross Tax	Unrealized
Cost of Investments	Unrealized	Unrealized	Appreciation on
for Tax Purposes	Appreciation	Depreciation	Investments
$200,349,481	$38,944,396	$(5,790,357)	$33,154,039

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The tax character of distributable earnings/(accumulated losses) at December 31, 2014 were as follows:

	Undistributed	Net Unrealized
Undistributed	Long Term	Appreciation/
Ordinary Income	Capital Gain	(Depreciation)
$1,080,681	$957,893	$33,631,099

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Fund had no capital loss carryforwards.

For the years ended December 31, 2014 and 2013, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets, was as follows:

Distributions paid from	2014	2013
Ordinary income	$–	$415,054
Return of capital	–	9,308,314
Long term Capital gains	15,347,712	5,624,344

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

During the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $132,856,315 and $139,574,313, respectively.

Note 7 – Derivatives:

The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.

There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing, which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Transactions in written call option contracts for the period ended December 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	13,282	$2,358,267
Options written during the period	153,331	30,515,267
Options closed during the period	(135,623)	(29,638,984)
Options exercised during the period	(16,865)	(1,687,781)
Options outstanding, end of the period	14,125	$1,546,769

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at December 31, 2014.

Statement of Assets and Liabilities Presentation of Fair Values of Derivatives:
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk	–	$ –	Options
Written,
			at value	$963,009
Total		$ –		$963,009

Summary of Derivatives Information

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2014.

Effect of Derivative Instruments on the Statement of Operations:
	Amount of Net	Net Change in Net Unrealized
	Realized Loss	Appreciation (Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$(15,422,894)	$3,018,410
Total	$(15,422,894)	$3,018,410

Note 8 – Leverage:

Borrowings

On November 3, 2011, the Fund entered into a committed credit facility agreement with an approved counterparty (the “Counterparty”). The Counterparty has agreed to provide secured financing to the Fund up to a maximum of $50,000,000 and the Fund will provide pledged collateral to the Counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.10% is charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. At December 31, 2014, there was $49,500,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended December 31, 2014, was $39,730,137 with a related average interest rate of 0.91%. The maximum amount outstanding during the twelve months ended December 31, 2014 was $49,500,000. As of December 31, 2014, the market value of the securities segregated as collateral is $200,181,279.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,770,121 issued and outstanding.

There were no transactions in common shares during the year ended December 31, 2014.

At December 31, 2014, Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, owned 5,870 shares of the Fund.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements, except as noted below.

On January 2, 2015, the Fund declared a quarterly distribution in the amount of $0.4375 per share. The dividend was payable on January 30, 2015 to shareholders of record on January 15, 2015. Distributions may include ordinary income, realized gains and/or return of capital. The final determination of the tax character of distributions paid by the Fund in 2015 will be reported to shareholders in January 2016.

26 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2014

The Board of Trustees and Shareholders of
Guggenheim Equal Weight Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) as of December 31, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Equal Weight Enhanced Equity Income Fund at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 27

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2014

Federal Income Tax Information

Qualified dividend income (“QDI”) of $0 was received by the Fund through December 31, 2014. If the Fund had QDI, it would designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

For corporate shareholders, $0 of investment income qualifies for the dividends-received deduction.

With respect to the taxable year ended December 31, 2014, the Fund hereby designates as a capital gain dividends the amount of $15,347,712.

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

The Annual Meeting of Shareholders of the Fund was held on April 3, 2014. Shareholders voted on the election of Trustees and the approval of the amendment to the Fund’s Agreement and Declaration of Trust.

With regards to the approval of the amendment to the Fund’s Agreement and Declaration of Trust by shareholders of the Fund:

# of Shares in Favor	# of Shares Against	# of Shares Abstain
7,111,131	140,617	208,047

Trustees

The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2011	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	93	Current: Trustee, Purpose, Inc. (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	89	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	89	Current: Director of Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	89
Current: Zincore Metals, Inc.
(2009-present).

Former: Mercator Minerals Ltd.
(2013-2014); First Americas Gold
Corp. (2012-2014); Blue Sky Ura-
nium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2011	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	89	Current: Director of Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2011	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	95	Current: Edward-Elmhurst Healthcare System (2012-present).

28 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2014

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Independent Trustees (continued):
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	89	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2011	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	92	Former: Trustee, Bennett Group of Funds (2011-2013).
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	223	Current: Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:
-
Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2015.

-
Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2016.

-
Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2017.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

Officers

The Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund who are not trustees, and their principal occupations during the past five years:

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 29

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2014

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers (continued):
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2011	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2011	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Associated, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

30 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowners Services, LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

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FUND INFORMATION	December 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment Advisors, LLC	New York Mellon
Donald C. Cacciapaglia*		Chicago, IL	New York, NY
Joanna M. Catalucci
Donald A. Chubb	Chief Compliance Officer	Options Strategy	Legal Counsel
		Investment Sub-Adviser	Skadden, Arps, Slate,
Jerry B. Farley	Amy J. Lee	Security Investors, LLC	Meagher & Flom LLP
	Chief Legal Officer	New York, NY	New York, NY
Roman Friedrich III
	Mark E. Mathiasen	Equity Strategy Investment	Independent Registered
Robert B. Karn III	Secretary	Sub-Adviser	Public Accounting Firm
		Security Investors, LLC	Ernst & Young LLP
Ronald A. Nyberg	John L. Sullivan	New York, NY	McLean, VA
Chief Financial Officer,
Maynard F. Oliverius	Chief Accounting Officer	Administrator and
	and Treasurer	Accounting Agent
Ronald E. Toupin, Jr.,		Rydex Fund Services, LLC
Chairperson		Rockville, MD

* Trustee is an “interested person”
(as defined in Section 2(a)(19)
of the 1940 Act) (“Interested
Trustee”) of the Trust because of
his position as the President
and CEO of the Investment
Adviser and Distributor.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866)274-2227, by visiting the Fund’s website at guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 35

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Security Investors, LLC

Security Investors, LLC (“SI”) is a registered investment adviser. For more than 20 years, SI has been dedicated to helping investors and financial professionals navigate diverse market conditions with confidence. With approximately $28 billion in assets, SI offers institutional investors and financial intermediaries a range of four investment competencies for building well-diversified portfolios; Alternative Assets and Strategies; Fundamental Active Alpha Strategies (Equity and Fixed-Income); Target Beta Strategies; and Exchange Traded products (ETFs).

.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC (02/15)	CEF-GEQ-AR-1214
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit

Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,243 and $26,250 for the fiscal years ending December 31, 2014 and December 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the for the fiscal years ending December 31, 2014 and December 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $9,734 and $9,450 for the fiscal years ending December 31, 2014 and December 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending December 31, 2014 and December 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), 4(b) or 4(c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

   Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

   Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

   Tax Services
•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies

•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Section V.B.3: Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $46,484 and $9,450 for the fiscal years ending December 31, 2014, and December 31, 2013, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s Options Strategy Sub-Adviser, Guggenheim Partners Investment Management, LLC (“GPIM”), formerly known as Guggenheim Partners Asset Management, LLC.  GPIM’s proxy voting policies and procedures are included as  Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as the Options Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s options portfolio.  The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2014:

Name	Since	Professional Experience During the Last Five Years
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 7/10–Present.
Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill Lynch: Vice President – 01/07-03/10.

Security Investors, LLC (“Security Investors”) serves as the Equity Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s equity portfolio.  The Fund’s equity strategy provides that the registrant will invest in a portfolio of common stocks included in the S&P 500 Index in equal weight.

The following individuals at Security Investors share primary responsibility for the management of the registrant’s equity portfolio and is provided as of December 31, 2014:

Name	Since	Professional Experience During the Last Five Years
Ryan Harder	2011	Security Investors, LLC: Senior Portfolio Manager, 2004-present.
James R. King	2011	Security Investors, LLC: Portfolio Manager, 1996-present. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of December 31, 2014:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	15	$2,096,618,426	0	$-0-
Other pooled investment vehicles	5	$119,665,387	1	$12,778,238
Other accounts	3	$407,092,522	0	$-0-

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$1,518,233,415	0	$-0-
Other pooled investment vehicles	3	$61,778,440	1	$12,016,749
Other accounts	1	$892,873	0	$-0-

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$1,128,695,730	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	1	$892,873	0	$-0-

The following tables summarize information regarding each of the other accounts managed by the Security Investors portfolio managers as of December 31, 2014:

Ryan Harder:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	134	$25,250,662,376	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

James R. King:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	63	$27,243,944,987	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

     --The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisers seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

    --If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. In such situations the Sub-Advisers will, consistent with their fiduciary obligations under the Advisers Act, endeavor to achieve a fair and equitable allocation of limited investment opportunities among all funds and accounts by employing methods such as a rotation strategy, under which limited investment opportunities are allocated to funds on an alternating basis.

     --The Sub-Advisers determine which broker(s) to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisers act as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

     --The Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Messrs. Sharaff, Flowers, and Cheeseman for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     --GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

Security Investors compensates Messrs. Harder and King for their management of the registrant. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

•
The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

•
Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three-year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to Security Investors’ success as determined by management.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of December 31, 2014:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Farhan Sharaff Jayson Flowers Daniel Cheeseman	$-0- $-0- $-0-

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Security Investors portfolio manager as of December 31, 2014:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Ryan Harder James R. King	$-0- $-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment

Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)   Not applicable.

(b)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)        Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Equal Weight Enhanced Equity Income Fund

By:                          /s/Donald C. Cacciapaglia

Name:                    Donald C. Cacciapaglia

Title:                      Chief Executive Officer

Date:                      March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                          /s/Donald C. Cacciapaglia

Name:                    Donald C. Cacciapaglia

Title:                      Chief Executive Officer

Date:                      March 6, 2015

By:                          /s/John L. Sullivan

Name:                    John L. Sullivan

Title:                      Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:                      March 6, 2015